UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event
reported): January 10, 2008
Emerson Electric Co.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

8000 West Florissant Avenue
St. Louis, Missouri		63136

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code:
(314) 553-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     We are filing this Current Report on Form 8-K solely to add exhibits to the Company’s Registration Statement on Form S-3 (File No. 333-110546).
Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description of Exhibits

1.1	Form of Underwriting Agreement Standard Provisions dated January 10, 2008

1.2	Form of Pricing Agreement (included in Exhibit 1.1)

4.1	Form of Fixed Rate Note

5.1	Opinion of T. G. Westman, Esq.

23.1	Consent of T. G. Westman, Esq. (included in Exhibit 5.1)

SIGNATURE
             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: January 14, 2008	By:	/s/ Timothy G. Westman

Timothy G. Westman
Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

1.1	Form of Underwriting Agreement Standard Provisions dated January 10, 2008

1.2	Form of Pricing Agreement (included in Exhibit 1.1)

4.1	Form of Fixed Rate Note

5.1	Opinion of T. G. Westman, Esq.

23.1	Consent of T. G. Westman, Esq. (included in Exhibit 5.1)